UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 7, 2020

INUVO, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-32442	87-0450450
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 President Clinton Ave., Ste. 300, Little Rock, AR	72201
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	501-205-8508

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.001 par value	INUV	NYSE MKT

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02.           RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 9, 2020, Inuvo, Inc. issued a press release regarding preliminary financial performance for Q3 2020. A copy of the preliminary earnings release is being furnished herewith as Exhibit 99.1.

The information in this Current Report on Form 8-K under this caption and accompanying exhibits are being furnished under Item 2.02 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 5.07           SUBMISSION OF A MATTER TO A VOTE OF SECURITY HOLDERS.

On October 7, 2020, Inuvo, Inc. (“Inuvo”) held a Special Meeting of Stockholders (the “Special Meeting”) for the purposes of (i) approving and adopting the ratification and validation of the amendment to Inuvo’s articles of incorporation to increase the number of authorized shares of Inuvo’s common stock, $0.001 par value per share (“Common Stock”), that Inuvo may issue from 60,000,000 to 100,000,000 (the “Ratification Proposal”); and (ii) approving one or more adjournments of the Special Meeting, if necessary, to permit further solicitation of additional proxies in the event there are not sufficient votes present at the Special Meeting in person or by proxy, or at any adjournment or postponement of that Special Meeting, to approve and adopt the Ratification Proposal (the “Adjournment Proposal”).
As of the close of business on August 21, 2020, the record date of the Special Meeting, 97,544,947 shares of Common Stock were outstanding. Each holder of record as of that date was entitled to one vote for each share of Common Stock held, except that pursuant to Section 78.0296 of the Nevada Revised Statutes, the voting power of any shares issued or purportedly issued pursuant to the corporate act being ratified or validated by the Ratification Proposal must be disregarded for all purposes. In other words, for purposes of the Ratification Proposal, Inuvo must disregard all shares of Common Stock issued above 60,000,000 (the “Disregarded Shares”) when determining (i) the total number of outstanding shares of Common Stock entitled to vote on the Ratification Proposal and (ii) the total number of shares that need to be voted in favor of such Ratification Proposal to make the same effective. Therefore, to be approved, the Ratification Proposal required “FOR” votes from the holders of a majority of the shares of Common Stock outstanding as of the record date without including the Disregarded Shares.

There were an aggregate of 73,613,391.9 shares of Common Stock, and at least 36,068,444.9 non-Disregarded Shares, or at least 60.1%, of the shares of Common Stock entitled to vote at the Special Meeting, represented in person or by proxy at the Special Meeting. Set forth below are the matters acted upon by the stockholders at the Special Meeting, and the final voting results of each such proposal.

PROPOSAL 1 – RATIFICATION PROPOSAL

The “FOR” votes include at least 30,736,784 non-Disregarded Shares or at least 51.2% of Inuvo’s total outstanding non-Disregarded Shares and the Ratification Proposal was approved. The Ratification Proposal received the following votes, including Disregarded Shares:

For	Against	Abstaining
65,068,196.9	8,347,123.0	198,072.0

The Adjournment Proposal was withdrawn because Inuvo’s stockholders approved and adopted the Ratification Proposal, as noted above.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

(d)           Exhibits.

Exhibit No.    Description

99.1        Press Release for preliminary Q3 2020 financial results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INUVO, INC.
Date: October 9, 2020	By:	/s/ John Pisaris
John Pisaris, General Counsel

EXHIBIT INDEX

99.1 Press Release for preliminary Q3 2020 financial results.